Exhibit 10(b)

                         Consent of Independent Auditors



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                         Consent of Independent Auditors







The Board of Directors
The Life Insurance Company of Virginia
Life of Virginia Separate Account 4


We consent to the reference to our firm under the caption "Experts" and to the use of our report with respect to the consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries as of December 31, 1996 and for the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996, dated January 15, 1997, and our report with respect to the financial statement of Life of Virginia Separate Account 4 as of December 31, 1996 and for the year or periods then ended, dated February 11, 1997, in the Registration Statement under the Securities Act of 1933 (Form N-4 No. 333-21031) of Life of Virginia Separate Account 4, and in the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-5343), for the registration of an indefinite amount of securities.


                          /s/KPMG PEAT MARWICK LLP


Richmond, Virginia
June 23, 1997

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               Consent of Ernst & Young LLP, Independent Auditors



We consent to the reference to our firm under the caption "Experts" and "Change in Auditors" and to the use of our reports dated February 8, 1996, with respect to the consolidated financial statements and the related financial statement schedules of The Life Insurance Company of Virginia and subsidiaries and the Life of Virginia Separate Account 4, in Amendment No. 18 to the Registration Statement under the Securities Act of 1933 (Form N-4 No. 333-21031) of the Life of Virginia Separate Account 4, and in Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (Form N-4 No. 333-21031) of the Life of Virginia Separate Account 4, and in Amendment No. 18 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-5343), for the registration of an indefinite amount of securities.


                                        ERNST & YOUNG LLP
                                        /s/ERNST & YOUNG


Richmond, Virginia
June 23, 1997

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